                                                                   Exhibit 11



CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 16 to the registration statement on Form N-1A (the "Registration Statement") for Salomon Brothers Series Funds Inc of our report dated February 17, 1995, relating to the financial statements and financial highlights of Salomon Brothers Investors Fund Inc, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement.



PRICE WATERHOUSE LLP



1177 Avenue of the Americas
New York, New York 10036
January 17, 1996

                                                                   Exhibit 11




CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 16 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 27, 1995, relating to the financial statements and financial highlights of Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers U.S. Treasury Securities Money Market Fund and Salomon Brothers New York Municipal Bond Fund (each a portfolio of Salomon Brothers Series Funds Inc), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Statements of Additional Information and to the reference to us under the heading "Financial Highlights" in such Prospectus.



PRICE WATERHOUSE LLP



1177 Avenue of the Americas
New York, New York 10036
January 17, 1996

                                                                   Exhibit 11






CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 16 to the registration statement on Form N-1A (the "Registration Statement") of our report dated July 13, 1995, relating to the financial statement of Salomon Brothers Total Return Fund (one of the portfolios constituting Salomon Brothers Series Funds Inc), which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement.



PRICE WATERHOUSE LLP



1177 Avenue of the Americas
New York, New York 10036
January 17, 1996